EXHIBIT 10.5.16

EXECUTION VERSION

A FIFTH THIRD BANCORP BANK

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of September 16, 2014 (the “Effective Date”), made by TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation (“Guarantor”), to, and for the benefit of, FIFTH THIRD BANK, an Ohio banking corporation and successor by merger to Fifth Third Bank, a Michigan banking corporation, for itself and as agent for each affiliate of Fifth Third Bancorp (collectively, “Lender”), is as follows:

1.           GUARANTY.

1.1           Guaranty.  For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to TWINLAB CORPORATION, a Delaware corporation (“Borrower”), Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender: (i) the full and prompt payment when due of the principal of, all interest on, and all fees in respect of, all of the Loans and Letter of Credit Obligations and (ii) the full and prompt payment and performance of any and all other Obligations, whether all or any portion of such Loans, Letter of Credit Obligations and other Obligations are now or hereafter existing, direct or indirect, related or unrelated, joint or several, or absolute or contingent, whether or not for the payment of money, and whether arising by reason of an extension of credit, opening of a letter of credit, loan, guarantee, Rate Management Obligation or in any other manner (all of the indebtedness, liabilities and obligations described in the foregoing clauses (i) and (ii) of this Section 1.1 which are outstanding from time to time are collectively referred to as the “Guaranteed Obligations”).  Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender the full and prompt payment and performance of the Guaranteed Obligations when any of the Guaranteed Obligations are due, including, without limitation, on the occurrence of an Event of Default, by reason of the maturity or acceleration of any of the Guaranteed Obligations, on the occurrence of a default under the terms of this Guaranty, or otherwise, and at any times after the date when due. Notwithstanding anything to the contrary contained in this Guaranty or any other Loan Document to which any Guarantor is a party: (a) the definition of “Guaranteed Obligations” set forth in this Guaranty shall exclude Excluded Swap Obligations in respect of Guarantor; (b) in no event shall the proceeds of any Loan Collateral provided by Guarantor be applied by Lender to any Excluded Swap Obligations in respect of Guarantor; and (c) without limiting any provision set forth in any Loan Document, to the fullest extent permitted by law, Guarantor hereby waives any and all rights to require marshalling of assets by Lender.

1.2           Capitalized Terms.  Capitalized terms used, but not defined, in this Guaranty, have the meanings attributed to them in the Credit Agreement dated as of January 7, 2008, by and among Borrower, Twinlab Holdings, Inc., a Michigan corporation formerly known as Idea Sphere Inc., and Lender (as the same has been, is contemporaneously herewith, and may be in the future further amended, renewed, consolidated, restated or replaced from time to time, the “Credit Agreement”). Guarantor has had an opportunity to review the Credit Agreement and the other Loan Documents and to discuss the same with counsel.

1.3           Security.  This Guaranty and the Guaranteed Obligations are secured by (as the same may be amended, renewed, consolidated, restated or replaced from time to time, collectively, the “Security Documents”): (i) the Security Agreement between Guarantor and Lender dated as of even date herewith; and (ii) the Pledge Agreement between Guarantor and Lender dated as of even date herewith. Lender shall have all of its rights and remedies set forth in the Security Documents.

2.           NATURE OF THE GUARANTY.

2.1           Absolute Obligations.  The obligations of Guarantor under this Guaranty are absolute, unconditional, and will be continuing and remain in full force and effect subject to Sections 2.2 and 2.6.  This is a continuing guaranty of payment and not of collection.  Guarantor’s obligations under this Guaranty will not be released, discharged, affected, modified or impaired by any event, including, without limitation, any of the following events:

(i)           the compromise, settlement, release, discharge or termination of any or all of the Obligations by operation of law or otherwise, except as may result from the full and prompt performance and payment of the Guaranteed Obligations;

(ii)           the extension of the time for payment of any of the Obligations, or the waiver, modification or amendment (whether material or otherwise) of any of the Obligations or the acceptance of partial payments of the Guaranteed Obligations;

(iii)           the taking or failure to take any action under the Credit Agreement, any of the other Loan Documents or this Guaranty;

(iv)           the invalidity or unenforceability of any provision of the Credit Agreement, any of the other Loan Documents, or this Guaranty or any other defense Borrower or other guarantor of the Obligations may assert to the payment or performance of the Guaranteed Obligations other than payment and satisfaction in full of all of the Guaranteed Obligations;

(v)           any (a) failure by Lender to take any steps to perfect, maintain, or enforce its Liens on any of the Loan Collateral, (b) subordination of any of the Guaranteed Obligations and any security therefor to any other Indebtedness of Borrower to any Person, or (c) loss, release, substitution of, or other dealings with, any collateral or other security given to Lender with respect to the Guaranteed Obligations;

(vi)           the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment, composition with creditors or readjustment of, or other similar proceedings affecting Borrower, Guarantor or any other guarantor of any or all of the Guaranteed Obligations;

(vii)           any allegation of invalidity or contest of the validity of this Guaranty in any of the proceedings described in clause (vi) of this Section 2.1;

(viii)           any act, election or remedy, or other election, occurrence or circumstance of any nature, whether or not under Lender’s control, that may affect or impair any subrogation right of Guarantor or the effectiveness or value thereof;

(ix)           the default or failure of Guarantor to perform fully any of its obligations set forth in this Guaranty;

(x)           Lender’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;

(xi)           any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

(xii)           the disallowance of all or any portion of Lender’s claim(s) for repayment of the Guaranteed Obligations under Section 502 of the Bankruptcy Code; or

(xiii)           any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor other than payment and satisfaction in full of all of the Guaranteed Obligations.

2.2           Revival of Guaranty.  If (i) any demand is made at any time on Lender for the repayment of any amount received by it or as proceeds of any collateral or security which have been applied in payment of any of the Guaranteed Obligations, and (ii) Lender makes any repayment by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of such demand, Guarantor will be liable under this Guaranty for all amounts so repaid to the same extent as if such amounts had never been received originally by Lender.  Except as provided in the preceding sentence, Guarantor’s obligations under this Guaranty will terminate when the Guaranteed Obligations have been fully paid, performed and satisfied.

2.3           Waivers By Guarantor.  Guarantor hereby covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in this Guaranty.  Guarantor waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of, and reliance on, this Guaranty.  Guarantor further waives all (i) notices of the existence, creation or incurring of new or additional Indebtedness arising either from additional loans extended to Borrower or otherwise, (ii) notices that the principal amount, or any portion thereof (and any interest thereon), of the Loans or any of the other Guaranteed Obligations is due, (iii) notices of any and all proceedings to collect from Borrower, any indorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, (iv) to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Lender to secure payment of all or any part of the Guaranteed Obligations, and (v) defenses based on suretyship or impairment of collateral.

2.4           Application of Proceeds by Lender.  Lender will have the exclusive right to determine, in its sole discretion, the order and method of the application of payments from and credits to, if any, Guarantor, Borrower or from any other Person on account of the Guaranteed Obligations or of any other liability of Guarantor to Lender.

2.5           Responsibility of Guarantor. Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower and any and all indorsers and other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing on the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal.  Lender will have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances.

2.6           Termination of Guaranty. Except as provided in Section 2.2, Guarantor’s obligations under this Guaranty for the Guaranteed Obligations will terminate upon the payment and performance in full of the Guaranteed Obligations.

2.7           Taxes.  All payments to be made hereunder by Guarantor shall be made without setoff, counterclaim or other defense.  All such payments shall be made free and clear of and without deduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority (collectively, “Taxes”) excluding Taxes imposed on or measured by Lender’s gross or net income, franchise taxes, branch profits taxes, taxes on doing business or taxes measured by or imposed upon the overall capital or net worth of Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed by the jurisdiction under the laws of which Lender, applicable lending office, branch or affiliate is organized or is located, or any nation within which such jurisdiction is located or any political subdivision thereof.  If any Taxes are imposed and required to be withheld from any amount payable by Guarantor hereunder, Guarantor shall be obligated to (a) pay such additional amount so that Lender will receive a net amount (after giving effect to the payment of such additional amount and to the deduction of all Taxes) equal to the amount due hereunder, (b) pay such Taxes to the appropriate taxing authority for the account of Lender, and (c) as promptly as possible thereafter, send Lender a certified copy of any original official receipt showing payment thereof, together with such additional documentary evidence as Lender may from time to time require in its discretion exercised in good faith.  If Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Guarantor shall be obligated to indemnify Lender for any incremental Taxes, interest or penalties that may become payable by Lender as a result of such failure.  The obligations of Guarantor under this Section 2.7 shall survive the repayment of the Guaranteed Obligations and the termination of the Credit Agreement.

3.           REPRESENTATIONS AND WARRANTIES; COVENANTS.

3.1           Representations and Warranties.  To induce Lender to extend the Guaranteed Obligations, and for other good and valuable consideration, Guarantor hereby represents and warrants to Lender that: (i) this Guaranty is the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms; (ii) the execution, delivery, and such performance of this Guaranty does not and will not, by the lapse of time, by the giving of notice, or the satisfaction of any other condition, violate or contravene any authority having the force of law or any agreement, instrument or other document to which Guarantor is a party or by which Guarantor or any of its properties is or may be bound; (iii) the execution and delivery of this Guaranty by Guarantor does not:  (a) require any consent or approval of any Person, (b) violate, or constitute a default under, any rule or provision of Guarantor’s articles, certificates, regulations, bylaws, operating agreement, any resolution of its members, managers, or directors, as applicable, or other agreement, document or instrument to which Guarantor is a party or by which Guarantor or any of Guarantor’s properties is or may be bound or affected, (c) violate, or constitute a default under, any law, requirement, rule, regulation, ordinance or restriction of any governmental instrumentality or agency applicable to Guarantor or by which Guarantor’s properties are bound or affected, or (d) result in the creation or imposition of any Lien on any of the property of Guarantor except in favor of Lender; (iv) there is no action or proceeding pending before any court or governmental authority which materially, adversely affects the condition (financial or otherwise) of Guarantor or any of its properties; (v) Guarantor is, and so long as this Guaranty remains in effect, will be, a holding entity whose sole business will be the holding of the outstanding Ownership Interests of Twinlab Consolidation Corporation, a Delaware corporation; and (vi) Guarantor does not have any Indebtedness except to the extent, and in the manner, expressly permitted by Lender pursuant to the Loan Documents.

3.2           Incorporation of Credit Agreement.  Guarantor will observe, perform and fulfill, and will be bound by, each provision in the Credit Agreement applicable to Guarantor (including, without limitation, those which Borrower has agreed to cause Guarantor to observe, perform and fulfill) (the “Incorporated Provisions”), with the effect that Lender will have the benefit of each of the Incorporated Provisions (including affirmative and negative covenants, representations and warranties, delivery of financial statements and other notices and information).  The Incorporated Provisions are hereby incorporated by reference and made a part of this Guaranty to the same extent as if the Incorporated Provisions were set forth herein.  Notwithstanding anything to the contrary in this Section 3.2, neither Guarantor nor any successor or assignee of Guarantor, by operation of law or otherwise, is a party to the Credit Agreement or any of the other Loan Documents (other than this Guaranty and the applicable Security Documents), and Guarantor will not have (i) any right in or to enforcement of the Credit Agreement or any of such other Loan Documents as against Borrower or Lender, (ii) any claim of damage if Borrower or Lender defaults under the Credit Agreement or any of such other Loan Documents, or (iii) any right to object or consent to any amendment, modification, or supplement to, or any restatement or replacement of, the Credit Agreement or any of such other Loan Documents undertaken by Borrower and Lender.

3.3           Security Documents.  Guarantor will perform, observe and comply with all of the terms and conditions of the applicable Security Documents.

4.           EXPENSES.  Guarantor will pay all of the costs, expenses and fees, including, without limitation, all reasonable attorneys’ fees, incurred by Lender in enforcing or attempting to enforce this Guaranty, whether the same is enforced by suit or otherwise, and all amounts recoverable by law, including, without limitation, interest on any unpaid amounts due under this Guaranty.

5.           DEFAULT; SUBORDINATION; MAXIMUM LIABILITY.

5.1           Payment of Guaranteed Obligations.  At any time after all or any portion of the Guaranteed Obligations are due and payable, whether on maturity, after the acceleration of any of the Guaranteed Obligations, on the occurrence of an Event of Default, on the occurrence of any default under this Guaranty, or otherwise:  (i) Guarantor will, on the demand of Lender, immediately deposit with Lender in U.S. dollars the total amount of the Guaranteed Obligations due and payable (whether due and payable as a result of maturity, acceleration, or otherwise), and (ii) Lender will have the right: (a) to proceed directly against Guarantor under this Guaranty without first exhausting any other remedy it may have and without resorting to any security or guaranty held by Lender, (b) to compromise, settle, release, discharge or terminate any of the obligations of any other guarantor(s) of the Guaranteed Obligations as Lender, in its discretion, determines without thereby in any way affecting, limiting or diminishing its rights thereafter to enforce the obligations of Guarantor under this Guaranty, (c) to sell, collect, or otherwise dispose of and to apply the proceeds of any collateral or other security given to Lender with respect to the Guaranteed Obligations in satisfaction of the Guaranteed Obligations in such order and method of application as may be elected by Lender in its discretion exercised in good faith, and (d) to exercise all of Lender’s other powers, rights and remedies under this Guaranty, the Security Documents, the other Loan Documents and under applicable law.  Lender will not have any obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of the Guaranteed Obligations.

5.2           Subordination.  Until the Guaranteed Obligations have been fully paid, performed and satisfied: (i) any and all claims of Guarantor against Borrower, any indorser or any other guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties are, by the signing of this Guaranty by Guarantor, made subordinate and subject in right of payment and performance to the prior payment and performance to Lender in full of all of the Guaranteed Obligations; and (ii) Guarantor will not exercise any right to enforce any remedy which Guarantor now has or may in the future have against Borrower, any indorser or any other guarantor of all or any part of the Guaranteed Obligations.

5.3           Maximum Liability.  The provisions of this Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being Guarantor’s “Maximum Liability”).  This Section with respect to the Maximum Liability of Guarantor is intended solely to preserve the rights of Lender to the maximum extent not subject to avoidance under applicable law, and neither Guarantor nor any other Person or entity shall have any right or claim under this Section with respect to such Maximum Liability, except to the extent necessary so that the obligations of Guarantor hereunder shall not be rendered voidable under applicable law. Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of Guarantor without impairing this Guaranty or affecting the rights and remedies of Lender hereunder, provided that, nothing in this sentence shall be construed to increase Guarantor’s obligations hereunder beyond its Maximum Liability.

6.           GENERAL.

6.1           Cumulative Remedies.  The remedies provided in this Guaranty and the other Loan Documents are cumulative and not exclusive of any remedies provided by law.  Exercise of one or more remedy(ies) by Lender does not require that all or any other remedy(ies) be exercised and does not preclude later exercise of the same remedy.  If there is any conflict, ambiguity, or inconsistency, in Lender’s judgment, between the terms of this Guaranty and any of the other Loan Documents, then the applicable terms and provisions, in Lender’s judgment, providing Lender with the greater rights, remedies, powers, privileges, or benefits will control.

6.2           Waivers and Amendments in Writing.  Failure by Lender to exercise any right, remedy or option under this Guaranty or in any other Loan Documents or delay by Lender in exercising the same shall not operate as a waiver by Lender of its right to exercise any such right, remedy or option.  No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated.  This Guaranty cannot be amended, modified, changed or terminated orally.

6.3           Entire Agreement; Counterparts; Fax Signatures.  This Guaranty and the other Loan Documents to which Guarantor is a party constitute the entire agreement between the parties with respect to the subject matter of this Guaranty, and supersede all prior written and oral agreements and understandings.  Any request from time to time by Guarantor for Lender’s consent under any provision in this Guaranty must be in writing, and any consent to be provided by Lender under this Guaranty from time to time must be in writing in order to be binding on Lender; however, Lender will have no obligation to provide any consent requested by Guarantor, and Lender may, for any reason in its discretion exercised in good faith, elect to withhold the requested consent.  Two or more duplicate originals of this Guaranty may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  Any documents delivered by, or on behalf of, Guarantor by facsimile transmission or other electronic delivery of an image file reflecting the execution hereof: (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes of the Loan Documents.

6.4           Headings; Construction.  Section headings in this Guaranty are included for convenience of reference only and shall not relate to the interpretation or construction of this Guaranty.  Any and all references in this Guaranty to any other document or documents will be references to that other document or documents as they may, from time to time, be modified, amended, renewed, consolidated, extended or replaced.

6.5           Separate Instrument.  This Guaranty constitutes a separate instrument, enforceable in accordance with its terms, and neither this Guaranty nor the obligations of Guarantor under this Guaranty will, under any circumstance or in any legal proceeding, be deemed to have merged into any other agreement or obligation of Guarantor.

6.6           Severability.  If any term of this Guaranty is found invalid under Ohio law or laws of mandatory application by a court of competent jurisdiction, that invalid term will be considered excluded from this Guaranty and will not invalidate the remaining terms of this Guaranty.

6.7           OHIO LAW.  THIS GUARANTY HAS BEEN DELIVERED AT AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN HAMILTON COUNTY, OHIO.  THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO (WITHOUT REFERENCE TO OHIO CONFLICTS OF LAW PRINCIPLES).

6.8           CHOICE OF FORUM.  AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ACCEPT THIS GUARANTY AND TO EXTEND CREDIT TO BORROWER, GUARANTOR AND LENDER AGREE that the state and federal courts in Hamilton County, Ohio have non-exclusive jurisdiction over all matters arising out of this Guaranty and the other Loan Documents to which Guarantor is a party, including, but not limited to, ACTIONS RELATED TO THE REPAYMENT AND COLLECTION OF THE GUARANTEED OBLIGATIONS AND THE EXERCISE OF ALL OF LENDER’S RIGHTS AGAINST GUARANTOR WITH RESPECT THERETO AND ANY SECURITY OR PROPERTY OF GUARANTOR, INCLUDING, WITHOUT LIMITATION, ANY DISPOSITIONS OF ANY OF THE LOAN COLLATERAL.  LENDER AND GUARANTOR EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER THEIR RESPECTIVE PERSONS BY ANY COURT SITUATED IN HAMILTON COUNTY, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND EACH CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO GUARANTOR AND LENDER AT THEIR RESPECTIVE ADDRESSES AS SET FORTH BELOW (OR SUCH OTHER ADDRESS AS A PARTY MAY FROM TIME TO TIME DESIGNATE FOR ITSELF BY NOTICE TO THE OTHER PARTY) OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO.  GUARANTOR WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION COMMENCED IN HAMILTON COUNTY, OHIO, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED UNDER THIS GUARANTY IN HAMILTON COUNTY, OHIO, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

6.9           Successors and Assigns.  This Guaranty will inure to the benefit of Lender, its successors and assigns and be binding on the successors and assigns of Guarantor.

6.10           Notices.  Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given:  (i) three days following deposit in the U.S. certified mails (return receipt requested), with proper postage prepaid, or (ii) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement satisfactory with such carrier made for the payment thereof, or (iii) upon receipt of notice given by telecopy (fax), mailgram, telegram, telex or personal delivery:

To Guarantor:                                       3133 Orchard Vista Drive SE
                                                               Grand Rapids, Michigan 49546
Attn: Thomas Tolworthy, President
Richard H. Neuwirth, General Counsel
Fax: (212) 505-5413

To Lender:                                             Fifth Third Bank
38 Fountain Square Plaza
MD 10908F
Cincinnati, Ohio 45263
Attention:  Structured Finance Group
Fax Number:  (513) 534-8400

and

Fifth Third Bank
111 Lyons Street N.W.
MD  RMOB2C
Grand Rapids, Michigan  49503
Attention:  Andrew P. Hanson

6.11           Separate Action.  Each default in payment of any amount due under this Guaranty will, at Lender’s sole option, give rise to a separate cause of action under this Guaranty, and separate suits, at Lender’s sole option, may be brought under this Guaranty as each cause of action arises.

6.12           Survival and Continuation of Representations and Warranties. All of Guarantor’s representations and warranties contained in this Guaranty shall:  (i) survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, (ii) be deemed to be made as of each and every day of the term of this Guaranty, and (iii) remain true until the Guaranteed Obligations are fully performed, paid and satisfied, subject to any changes to such representations and warranties that (a) are not prohibited hereby, (b) do not constitute defaults hereunder, or (c) have been consented to by Lender in writing.

6.13           Equitable Relief.  Guarantor recognizes that, in the event that Guarantor fails to perform, observe or discharge any of its obligations or liabilities under this Guaranty, any remedy at law may prove to be inadequate relief to Lender; therefore, Guarantor agrees that Lender, if Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

6.14           WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THIS GUARANTY AND EXTEND CREDIT TO BORROWER, GUARANTOR AND LENDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS GUARANTY.

6.15           Indemnity.  Guarantor shall indemnify, defend, save and hold Lender, its affiliates, and their respective officers, directors, attorneys, and employees harmless of, from and against all claims, demands, liabilities, judgments, losses, damages, taxes, costs and expenses, joint or several (including all accounting fees and reasonable attorneys’ fees), that Lender or any such indemnified party may incur arising out of this Guaranty or any act taken by Lender hereunder (including any arising out of the comparative, contributory or sole negligence of any of Lender or any such indemnified party) except to the extent of the willful misconduct or gross negligence of such indemnified party, as determined by a court of competent jurisdiction in a final non-appealable judgment or order.  The provisions of this Section 6.15 shall survive the termination of this Guaranty.

[Signature Page Follows]

Guarantor has signed this Guaranty as of the Effective Date.

TWINLAB CONSOLIDATED HOLDINGS,INC.

By:    /S/ Thomas A. Tolworthy
Name: Thomas A. Tolworthy
                         Title: President

Accepted as of the Effective Date.

FIFTH THIRD BANK

By: /s/ Andrew P. Hanson
Andrew P. Hanson, Vice President

SIGNATURE PAGE TO
GUARANTY